iShares, Inc.
Supplement dated October 23, 2026
to the currently effective Summary Prospectus, Prospectus, and
Statement of Additional Information (the “SAI”) for the
iShares MSCI Singapore ETF (EWS) (the “Fund”)
The Board of Directors has approved the following changes for the Fund that are expected to take effect on or around November 9, 2026:

1.	The Fund’s Underlying Index will change as described in the table below. All references to the Underlying Index for the Fund will refer to the new Underlying Index.

Current Underlying Index	New Underlying Index

MSCI Singapore 25/50 Index	MSCI Singapore 25/50 Daily 25 Capped Index

2.	The Principal Investment Strategies section of the Summary Prospectus and Prospectus for the Fund will be deleted and replaced with the following:
The Fund seeks to track the investment results of the MSCI Singapore 25/50 Daily 25 Capped Index (the “Underlying Index”), which is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of the large- and mid‑capitalization segments of the equity market in Singapore. The Underlying Index is rebalanced quarterly using an optimization process that aims to minimize the constituent weight differences between the Underlying Index and the MSCI Singapore Index. The Underlying Index uses a capping methodology that limits the weight of any single “group entity” (constituents that MSCI determines have a control relationship) to a maximum of 25% of the Underlying Index weight, and the sum of all group entities with a weight above 5% to an aggregate of 50% of the Underlying Index weight. In addition, if a group entity exceeds 25% of the Underlying Index weight as of the close of any business day between quarterly rebalances, the Underlying Index is rebalanced so that each group entity is reduced to 22.5% of the Underlying Index. A group entity is a group of companies that operate as an affiliated corporate group but may separately issue listed securities. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling in nature. In certain cases, even in the absence of consolidated accounts, MSCI may also consider two companies as belonging to the same group entity where there is reasonable evidence of control based on other information. All group entities are reviewed on an annual basis.
As of September 30, 2026, the Underlying Index had approximately 15 constituents, and a significant portion of the Underlying Index was represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the Underlying Index are likely to change over time.
The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund. BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities or other instruments intended to collectively have an investment profile similar to that of an applicable underlying index. The instruments selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the components of the Underlying Index. The Fund may use derivatives to gain or reduce exposure to the components of the Underlying Index or exposure to one or more market risk factors associated with such components. Subject to the limits described herein, the Fund may purchase and hold cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, and may also purchase and hold instruments not included in the Underlying Index when BFA believes that such instruments will help the Fund track the performance of the Underlying Index over time, including in light of expected liquidity or trading costs, anticipated additions to or deletions from the Underlying Index, or other reasons as determined by BFA.

In accordance with Rule 35d‑1 under the Investment Company Act of 1940, as amended (the “1940 Act”), under normal circumstances, the Fund will not invest less than 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in components of its Underlying Index. Investments in derivatives and other investments will be counted toward the Fund’s 80% investment policy to the extent that they provide exposure to the components of its Underlying Index or exposure to one or more market risk factors associated with such components. The Fund’s 80% investment policy may be changed by the Company’s Board of Directors (the “Board”) upon 60 days’ notice to shareholders.
The Fund may not purchase a security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer.
The Fund may lend securities representing up to one‑third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by MSCI Inc. (the “Index Provider” or “MSCI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, the Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. The Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. The Fund may not concentrate its investments except as discussed above.

3.	In the SAI, the index description for the MSCI Singapore 25/50 Index will be deleted and replaced with the following:
MSCI Singapore 25/50 Daily 25 Capped Index
Index Description. The MSCI Singapore 25/50 Daily 25 Capped Index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of the large- and mid‑capitalization segments of the equity market in Singapore. The Underlying Index is rebalanced quarterly using an optimization process that aims to minimize the constituent weight differences between the Underlying Index and the MSCI Singapore Index. The Underlying Index uses a capping methodology that limits the weight of any single “group entity” (constituents that MSCI determines have a control relationship) to a maximum of 25% of the Underlying Index weight, and the sum of all group entities with a weight above 5% to an aggregate of 50% of the Underlying Index weight. In addition, if a group entity exceeds 25% of the Underlying Index weight as of the close of any business day between quarterly rebalances, the Underlying Index is rebalanced so that each group entity is reduced to 22.5% of the Underlying Index. A group entity is a group of companies that operate as an affiliated corporate group but may separately issue listed securities. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling in nature. In certain cases, even in the absence of consolidated accounts, MSCI may also consider two companies as belonging to the same group entity where there is reasonable evidence of control based on other information. All group entities are reviewed on an annual basis.

4.	In the SAI, the Non‑Fundamental Investment Policies of the Funds with respect to the Fund will be deleted and replaced with the following:
Under its non‑fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Fund may not purchase shares of any registered open‑end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1). The foregoing restriction does not restrict the Fund from acquiring the shares of registered open‑end investment companies to the extent otherwise permissible under other provisions of the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS‑SUPP‑EWS‑1026

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